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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                     ______

                                    FORM 8-K



                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                         April 19, 2005 (April 19, 2005)


                               JAKKS PACIFIC, INC.
             (Exact Name of registrant as specified in its charter)


            Delaware                 0-28104                95-4527222
  (State or other jurisdiction     (Commission           (I.R.S. Employer
        of incorporation)           File Number)         Identification No.)


      22619 Pacific Coast Highway                             90265
          Malibu, California                                (Zip Code)
        (Address of principal
          executive offices)


       Registrant's telephone number, including area code: (310) 456-7799


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                               JAKKS PACIFIC, INC.
                                INDEX TO FORM 8-K
                FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                                 April 19, 2005


                                ITEMS IN FORM 8-K
                                -----------------

                                                                           Page
                                                                           ----

Facing Page                                                                  1

Item 2.02        Results of Operations and Financial Condition               3

Item 9.01        Financial Statements and Exhibits                           3

Signatures                                                                   4

Exhibit Index                                                                5

Item 2.02.   Results of Operations and Financial Condition.

     On April 19, 2005, we issued a press release announcing our results of operations for the quarter ended March 31, 2004. A copy of such release is annexed as an exhibit and is incorporated by reference hereto in its entirety.


Item 9.01.   Financial Statements and Exhibits.

(c)    Exhibits


Exhibit
Number     Description
-------    -----------

99.1*      April 19, 2005 Press Release

----------------------
* Filed herewith

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 19, 2005                  JAKKS PACIFIC, INC.


                                       By: /s/ Jack Friedman
                                           -------------------------------------
                                           Jack Friedman
                                           Chairman and Chief Executive Officer

                                  Exhibit Index


   Exhibit
   Number        Description
   -------       -----------

   99.1*         April 19, 2005 Press Release


   ----------------------
   * Filed herewith



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